Exhibit 99.1

Metagenomi Therapeutics Reports Business Updates and First Quarter 2026 Financial Results

On track for regulatory submission of MGX-001 to advance global clinical program, including investigational new drug application (“IND”) in 4Q 2026

Publication in Nature Structural & Molecular Biology highlights potential of MG119-28, a proprietary compact CRISPR nuclease with enhanced genome editing efficiency

$140.2 million in cash, cash equivalents, and available-for-sale marketable securities as of March 31, 2026, with runway anticipated to support operations through 4Q 2027

EMERYVILLE, Calif., May 11, 2026 (GLOBE NEWSWIRE) -- Metagenomi Therapeutics, Inc. (Nasdaq: MGX) (the “Company”), an in vivo genome editing company capitalizing on its proprietary technologies to create curative genetic medicines for patients, today reported financial results for the first quarter ended March 31, 2026, and provided business updates.

“We remain diligently focused on advancing our core genome-editing technologies, led by our MGX-001 program for hemophilia A, which remains on track for regulatory submission in the fourth quarter of this year and first-in-human studies in 2027,” said Jian Irish, Ph.D., M.B.A., President and Chief Executive Officer of Metagenomi Therapeutics. “The promise of our novel technology, most recently highlighted by a Nature publication, in addition to the encouraging preclinical data and continued IND-enabling execution, gives us confidence in our goal to provide patients an option for one-time, curative treatments, beginning with hemophilia A.”

First Quarter 2026 and Subsequent Updates

MGX-001 – Hemophilia A Program

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On track for regulatory submission of MGX-001 to advance global clinical program, including an IND in the fourth quarter of 2026, and subject to regulatory clearance, initiate clinical trials in 2027.
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During the first quarter, Kapil Saxena, MD joined the Company to spearhead the clinical development program for MGX-001. Prior to joining the Company, Dr. Saxena held leadership positions in clinical development at Autolus, Daiichi Sankyo and Bayer. Prior to joining industry, Dr. Saxena was a practicing hematologist and director of hemophilia treatment centers in Boston and Oklahoma.

MGX-001 Large Gene Integration System for Protein Replacement via Gene Insertion

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Following the demonstration of in vivo proof-of-concept in NHPs via the MGX-001 site-specific genome integration system, the Company is pursuing disease indications which have the potential to be treated by protein replacement via gene insertion.

Platform Technology Updates

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Publication in Nature Structural & Molecular Biology highlights the discovery and detailed characterization of MG119-28, a compact CRISPR nuclease with superior editing efficiency relative to previously identified compact nucleases from the Cas12f class.

First Quarter 2026 Financial Results

Cash Position: Cash, cash equivalents, and available-for-sale marketable securities were $140.2 million as of March 31, 2026.

R&D Expenses: Research and development (R&D) expenses were $19.3 million for the quarter ended March 31, 2026, compared to $25.1 million for the comparable period in 2025.

G&A Expenses: General and administrative (G&A) expenses were $6.5 million for the quarter ended March 31, 2026, compared to $6.8 million for the comparable period in 2025.

About Metagenomi Therapeutics

Metagenomi Therapeutics, Inc. is an in vivo genome editing company capitalizing on its proprietary technologies to create curative genetic medicines for patients. The Company was founded on the science of metagenomics, the study of genetic materials recovered from the natural environment, to discover and develop a suite of novel CRISPR gene-editing tools potentially capable of correcting any type of genetic mutation found anywhere in the human genome. The Company focuses on high value programs in disease indications with well-understood biology and clearly defined clinical development and regulatory pathways. Going forward, the Company intends to continue to expand its pipeline by leveraging its proprietary genetic editing capabilities in site specific deletion, insertion and correction.

MGX-001, the Company’s lead, wholly-owned development program in hemophilia A, has demonstrated a preclinical profile with best-in-class treatment potential, including targeted genome editing and durable gene expression in a one-time treatment. MGX-001 is designed to provide curative, life-long protection from bleeding events and joint damage in adults and children, potentially enabling a new standard of care for the treatment of hemophilia A. The Company is also currently pursuing indications leveraging the MGX-001 site-specific genome integration system and partnered assets targeting cardiometabolic diseases. For more information, please visit https://metagenomi.co/.

Cautionary Note Regarding Forward‐Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Such statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions include, but are not limited to, any statements relating to our product development programs, including the timing of and our ability to conduct IND-enabling studies and make regulatory filings such as INDs, expectations regarding MGX-001 including the preclinical profile with best-in-class treatment potential and timing to submit the IND/CTA package, statements regarding the Company’s plans to prioritize its preclinical pipeline and potential for value creation and sustainable growth, statements regarding upcoming milestones, statements concerning the potential of therapies and product candidates, statements concerning the impact of the organizational restructuring, statements concerning our anticipated cash runway, and any other statements that are not historical facts. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition, and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to our growth strategy; our ability to obtain, perform under, and maintain financing and strategic agreements and relationships; risks relating to the results of research and development activities; risks relating to the timing of IND submissions and starting and completing clinical trials; uncertainties relating to preclinical and clinical testing; our dependence on third party suppliers; our ability to attract, integrate and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation and the current regulatory environment; patent and intellectual property matters; competition; the volatility of capital markets and other adverse macroeconomic factors; as well as other risks described in “Risk Factors,” in our most recent Form 10-K and other risk factors set forth from time to time in our filings with the Securities and Exchange Commission made pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Investor Contact:

Stephen Jasper
Gilmartin Group
stephen@gilmartinir.com

Condensed Financial Statements

Condensed Balance Sheet Data

(Unaudited)

	March 31,	December 31,
(in thousands)	2026	2025
Cash, cash equivalents and available-for-sale marketable securities	$140,162	$160,799
Total assets	$196,953	$221,103
Total liabilities	$59,168	$62,507
Total stockholders’ equity	$137,785	$158,596
Total liabilities and stockholders’ equity	$196,953	$221,103

Condensed Statements of Operations

(Unaudited)

	Three Months Ended March 31,
(In thousands, except share and per share data)	2026	2025
Collaboration revenue	$1,248	$4,127
Operating expenses:
Research and development	19,300	25,142
General and administrative	6,535	6,805
Total operating expenses	25,835	31,947
Loss from operations	(24,587)	(27,820)
Other income (expense):
Interest income	1,539	2,887
Other expense, net	(1)	(8)
Total other income, net	1,538	2,879
Net loss before provision for income taxes	(23,049)	(24,941)
Provision for income taxes	(10)	(98)
Net loss	$(23,059)	$(25,039)
Net loss per share attributable to common stockholders, basic and diluted	$(0.61)	$(0.68)
Weighted average common shares outstanding, basic and diluted	37,581,094	37,019,027